Exhibit 99.2

FINAL: FOR IMMEDIATE RELEASE

EVERYWARE GLOBAL ACQUIRES U.K. HOUSEWARES BUSINESS

Adds Iconic European Brands to the EveryWare Platform

Acquisition Broadens International Product Offering; Builds on International Growth Strategy

Significant Opportunities to Leverage Large U.K. Market Share and Customer Base

Lancaster, OH – June 18, 2013 – EveryWare Global, Inc. (“EveryWare” or the “Company”) (Nasdaq: EVRY), a leader in the consumer tabletop and foodservice markets, announced today that it has acquired the George Wilkinson and Samuel Groves business units of Metalrax Housewares, a maker and provider of metal bakeware, cooking utensils and catering supplies.

Based in the U.K. George Wilkinson and Samuel Groves are designers, manufacturers and distributors of branded and private label retail bakeware, retail kitchenware and catering supplies to major U.K.-based retailers and foodservice operators. The acquisition brings a broad portfolio of brands including Mermaid, Great British Bakeware, Le Buffet, Longlife, ecoChef and RTA.

“The acquisition of the George Wilkinson and Samuel Groves businesses significantly strengthens our United Kingdom presence and demonstrates our aggressive execution of our international growth strategy,” said John Sheppard, Chief Executive Officer of EveryWare. “By enhancing our product portfolio and adding local manufacturing capabilities, we believe that there is strong sales growth potential in the U.K. market.”

Following the close of the transaction, the Company expects the transaction to be accretive to earnings in the first twelve months of operations as EveryWare leverages the George Wilkinson and Samuel Groves customer base, brands and local manufacturing capabilities.

Established in 1931, the George Wilkinson business provides high-quality bakeware products and microwave-ready cookware to leading accounts across diversified retail channels, such as grocery, department stores, specialty retail and national accounts. Established in 1826, Samuel Groves’ products are sold under the well-known Mermaid Bakeware and Longlife trade names. Made from hard anodized aluminum, Mermaid Bakeware is extremely popular with professional chefs and caterers, while Longlife aluminum bakeware is manufactured specifically for catering use. Both businesses are able to provide private label solutions that complement their own branded products.

Forward Looking Statements

This press release includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward looking statements include statements with respect to financial and operating performance, strategies, prospects and other aspects of the businesses of the company, and are based on current expectations that are subject to risks and uncertainties.

Similarly, statements herein that describe the future impact of the George Wilkinson and Samuel Groves acquisition, including its financial impact, and other statements of management’s beliefs, intentions or goals also are forward-looking statements. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will or may have on EveryWare’s results of operations, financial condition, or the price of its stock. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to the ability of EveryWare to successfully integrate operations, product lines and customers of George Wilkinson and Samuel Groves; the ability of EveryWare to implement its plans, forecasts and other expectations with respect to the George Wilkinson and Samuel Groves businesses and realize additional opportunities for growth and expansion; and the other risks and important factors contained and identified in EveryWare’s filings with the Securities and Exchange Commission (the “SEC”), any of which could cause actual results to differ materially from the forward-looking statements. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and the combined company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

About EveryWare Global, Inc.

EveryWare Global, Inc. (Nasdaq: EVRY) is a leading global marketer of tabletop and food preparation products for the consumer and foodservice markets, with operations in the United States, Canada, Mexico, Latin America, Europe and Asia. Its global platform allows it to market and distribute internationally its total portfolio of products, including bakeware, beverageware, serveware, storageware, flatware, dinnerware, crystal, buffetware and hollowware; premium spirit bottles; cookware; gadgets; candle and floral glass containers; and other kitchen products, all under a broad collection of widely-recognized brands. Driven by devotion to design, EveryWare Global, Inc. is recognized for providing quality tabletop and kitchen solutions through its consumer, foodservice, specialty and international channels. EveryWare Global, Inc. was formed through the merger of Anchor Hocking, LLC and Oneida Ltd. in March of 2012.

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Erica Bartsch, 212-446-1875

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